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EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 11, 2003, in the Registration Statement (Form SB-2) and related Prospectus of Genius Products, Inc. for the registration of 14,837,229 shares of its common stock.

                           /s/  CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
September 19, 2003